                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549
                          -------------------------
                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 1, 1997

                         FRANKLIN BANCORPORATION, INC.
             (exact name of registrant as specified in its charter)



            DELAWARE                        0-20880                           52-1632361
----------------------------               -----------------------            ----------------------------
(State or other jurisdiction               (Commission File                   (IRS Employer Identification
  of incorporation)                         Number)                            Number)




1722 Eye Street, N. W.
Washington, D.C.                                                    20006
----------------------------------------                            ---------------------
(Address of principal executive offices)                            (Zip Code)


                                 (202) 429-9888
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

See News Release, dated July 1, 1997, attached as Exhibit 99.1, which is incorporated by reference.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Date:  July 1, 1997

                                  FRANKLIN BANCORPORATION, INC.


                                  By: /s/ Diane M. Begg
                                      -------------------------------------
                                      Diane M. Begg
                                      Executive Vice President and Chief
                                      Financial Officer

                                 EXHIBIT INDEX





EXHIBIT                           DESCRIPTION                                SEQUENTIALLY NUMBERED PAGE
-------                           -----------                                --------------------------
 99.1                             News Release, dated
                                   July 1, 1997